                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  John A. Graf

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ John A. Graf                                      Dated as of October 1, 2012
       ----------------------------------------------------
       John A. Graf

                                   APPENDIX A

Forethought Life Insurance Company
Power of Attorney dated as of October 1, 2012
Filed on Form N-4
File Numbers:

333-182946

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Ngaire E. Cuneo

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Ngaire E. Cuneo                                   Dated as of October 1, 2012
       ----------------------------------------------------
       Ngaire E. Cuneo

                                   APPENDIX A

Forethought Life Insurance Company
Power of Attorney dated as of October 1, 2012
Filed on Form N-4
File Numbers:

333-182946

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David K. Mullen

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:   /s/ David K. Mullen                       Dated as of October 1, 2012
      ----------------------------------------
      David K. Mullen

                                   APPENDIX A

Forethought Life Insurance Company
Power of Attorney dated as of October 1, 2012
Filed on Form N-4
File Numbers:

333-182946

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                  Eric D. Todd

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Eric D. Todd                                      Dated as of October 1, 2012
       ----------------------------------------------------
       Eric D. Todd

                                   APPENDIX A

Forethought Life Insurance Company
Power of Attorney dated as of October 1, 2012
Filed on Form N-4
File Numbers:

333-182946

                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Michael A. Reardon

does hereby authorize Mary L. Cavanaugh, individually, to sign as his agent and any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Forethought Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Michael A. Reardon                                Dated as of October 1, 2012
       ----------------------------------------------------
       Michael A. Reardon

                                   APPENDIX A

Forethought Life Insurance Company
Power of Attorney dated as of October 1, 2012
Filed on Form N-4
File Numbers:

333-182946